UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2009

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York	001-31896	15-6018501
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)              Not applicable.

(b)              Not applicable.

(c)              On December 24, 2009, the Board of Directors of Wilber National Bank (“Bank”), the principal banking subsidiary of The Wilber Corporation (“Company”) announced the promotion of Robert A. Hayes to the position of Regional President – Capital District.  In his new position, Mr. Hayes will assume the responsibility of retail / branch sales in addition to his current responsibilities associated with managing the Bank’s Provantage Home Loan Division.  A press release regarding Mr. Hayes’s promotion is attached hereto as Exhibit 99.1.

(d)              Not applicable.

Item 9.01  Financial Statements and Exhibits.

(d)              Exhibits.

     Exhibit
        No.                        Description

       99.1                        Press release, dated December 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION
(Registrant)

/s/ Joseph E. Sutaris
Joseph E. Sutaris
Executive Vice President & Chief Financial Officer

Date: December 30, 2009

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